EXHIBIT  32

CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Hyman White, Treasurer of Allezoe Medical Holdings, Inc. (the Company), DOES HEREBY CERTIFY, that:

1.           The Quarterly Report on Form 10-Q for the quarter ended February 28, 2011(the Report), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 19th of April, 2011.

By    Hyman White
                                                 Hyman White,
                                                                                                      Treasurer

     A signed original of this written statement required by Section 906 has been provided to Allezoe Medical Holdings, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.